UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2016

NEW YORK COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

615 Merrick Avenue, Westbury, New York 11590
 (Address of principal executive offices)

(516) 683-4100
(Registrant's telephone number, including area code)

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 7.01:	Regulation FD Disclosure

On October 27, 2016, in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the regulations promulgated thereunder by the Board of Governors of the Federal Reserve System (the “FRB”), New York Community Bancorp, Inc. (the "Company") disclosed the results of, and risks and assumptions relating to, its 2016 Dodd-Frank Act company-run stress test (“DFAST”) under the Severely Adverse Scenario established by the FRB on January 28, 2016.

Results for both the Company and its savings bank subsidiary, New York Community Bank (the “Community Bank”) were posted to the Company’s website, www.mynycb.com, under “Investor Relations” and can be accessed by clicking on “Financial Results” and then on “Regulatory Disclosures.”

The DFAST results reflect the Company’s estimates of losses, pre-provision net revenue, provisions for loan and lease losses, net income, and capital levels over a nine-quarter planning horizon beginning December 31, 2015 and ending March 31, 2018.

The Company’s estimates for the entire nine-quarter planning horizon are based on a forward-looking exercise using hypothetical, severely adverse, macroeconomic assumptions developed by the FRB. They do not represent a forecast of expected future economic or financial conditions, nor do they represent a Company forecast of future financial condition or results.

A copy of the press release announcing disclosure of the DFAST results is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The DFAST results and the press release announcing the disclosure of those results are being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities under that Section.  Furthermore, the information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

The information contained in or incorporated by reference to this Current Report on Form 8-K contains certain forward-looking statements, including projections of financial condition, results of operations, plans, objectives, and future performance or business under a hypothetical, severely adverse scenario that incorporates a set of assumed economic and financial conditions prescribed by the FRB, and may address issues that involve significant risk, uncertainties, estimates, expectations, and assumptions made by management.  Actual results may differ materially from current projections and will be influenced by actual economic and financial conditions, as well as various other factors, as described in the Company’s annual, quarterly, and current reports with the Securities and Exchange Commission, which are available at the Company’s website and at www.sec.gov.

ITEM 9.01:	Financial Statements and Exhibits

(d)	Attached as Exhibit 99.1 is the press release issued by the Company on October 27, 2016 to report the disclosure of its 2016 DFAST results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 27, 2016	NEW YORK COMMUNITY BANCORP, INC.

/s/ Thomas R. Cangemi
Thomas R. Cangemi
Senior Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release issued by the Company on October 27, 2016.